Investor Day October 5, 2016 Exhibit 99.1

Aerie Investor Day Agenda
TIME
TOPIC
PRESENTER
12:00 PM –
12:01 PM
Welcome
Richard Rubino,
CFO
12:01 PM –
12:05 PM
Strategy &
Path Forward
Vicente Anido, Ph.D.,
CEO
12:05 PM –
12:15 PM
Physician’s Perspective
Rick Lewis, M.D.
CMO
12:15 PM –
12:30 PM
Market
Opportunity and Positioning
Tom Mitro, President  & COO
12:30 PM –
1:10 PM
Roclatan     and Rhopressa
Update
Theresa Heah, M.D., VP Clinical
1:10 PM –
1:20 PM
Q&A Session
Tom Mitro
Rick Lewis, M.D.
Theresa Heah, M.D.
Casey Kopczynski,
Ph.D.
Marv Garrett
1:20 PM –
1:30 PM
Pipeline & Research Update
Casey Kopczynski, Ph.D., CSO
1:30
PM –
1:40 PM
Global Strategy
Craig Skenes
1:40 PM –
1:55 PM
Q&A Session
All
1:55 PM –
2:00 PM
Financial Summary and Close
Richard
Rubino, CFO
2
TM
TM

3
Important Information
Any discussion of the potential use or expected success of our product candidates is subject to our product candidates
being approved by regulatory authorities. In addition, any discussion of clinical trial results for Rhopressa     (netarsudil
ophthalmic solution) 0.02% relate to the results in its first Phase 3 registration trials, Rocket 1 and Rocket 2, and for
Roclatan     (netarsudil/latanoprost ophthalmic solution) 0.02%/0.005% relate to the results in its Phase 3 registration trial.
The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete.
Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws.
Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,” “intends,” “estimates,”
“targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. In particular, the topline Mercury 1 data presented herein is preliminary and based solely on information available to us as of the date of this document. In addition, the preclinical research discussed in this presentation is preliminary and the outcome of such preclinical studies may not be predictive of the outcome of later trials.
Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and
“Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-
looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.
TM
TM

Strategy and Path Forward Vicente Anido, Jr., Ph.D. CEO and Chairman 4

5
Aerie Late Stage IOP–Lowering Products
Pre-Clinical Research
•
Rhopressa™
•
Potential for disease modification and neuroprotection
•
AR-13154
•
Significant lesion size reduction in wet AMD
•
Drug
Delivery
-
Front
and
back
of
the
eye
•
Rhopressa™ (netarsudil ophthalmic solution) 0.02%
•
Inhibits ROCK, NET, lowers EVP, targets diseased tissue
•
NDA filed Q3 2016; entering launch mode
•
Roclatan™ (netarsudil/latanoprost ophthalmic solution) 0.02%/0.005%
•
Fixed combination of Rhopressa™ and latanoprost
•
Two P3’s in process; first P3 achieved primary efficacy endpoint
Aerie –
Building a Major Ophthalmic
Pharmaceutical Company
Data on file

6
Our Strategy: Investor Day (Aerie S-1, 2013)
Advance the development of our product candidates to approval
Establish internal capabilities to commercialize our product candidates in North America (and potentially Europe)
Explore partnerships with leading pharmaceutical and biotechnology companies to maximize the value of our product candidates outside of
North America
Continue to leverage and strengthen our intellectual property portfolio
Expand our product portfolio through internal discovery efforts and possible in-licensing or acquisitions of additional ophthalmic product candidates or products

7
Aerie Strategy and Path Forward (October 2016)
•
Key Clinical Priorities
•
Rhopressa™: NDA filing submitted Q3 2016
Rocket 4 in process (not required for NDA filing)
•
Roclatan™:
Mercury 1 and Mercury 2 completion
Mercury 3 commencement 1H 2017 (EU)
•
Research Initiatives
•
Rhopressa™
disease modification, neuroprotection, sustained release
•
AR-13154 potential in wet AMD, etc.
•
Evaluating Aerie’s 3,000+ proprietary molecules
•
Business Development and Expansion Opportunities
•
Drug delivery opportunities for front and back of the eye
•
EU/JP clinical path and commercialization strategy
•
Ireland Manufacturing Facility
•
Fully Financed

Rhopressa
TM
and
Roclatan
TM
Key Milestones
8
Q3-2017: Roclatan™
P3 Mercury 1
Topline safety (12 mos)
Near YE 2017: Roclatan™
NDA filing expected
1H-2017: Roclatan™
P3 Mercury 3 (EU)
to be initiated
Q1-2016: Rhopressa™
Rocket 2 Topline safety (12 mos)
Q3-2016: Rhopressa™
NDA filed
Q4-2016: Rhopressa™
Rocket 4 Topline efficacy (3 mos)
Q3-2016: Roclatan™
P3 Mercury 1
Topline efficacy (3 mos)
Q2-2017: Roclatan™
P3 Mercury 2
Topline efficacy (3 mos)
Q1-2016: Roclatan™
P3
Mercury
2
initiated
2017
2016

Physician’s Perspective Richard Lewis, M.D. Chief Medical Officer 9

Development of Glaucoma

Healthy Eye
Flow of aqueous humor
Drainage canal
Glaucoma
Drainage canal blocked: Build-up of fluid
Increased pressure damages blood vessels and optic nerve

Normal Vision

Early Glaucoma

Advanced Glaucoma

Extreme Glaucoma

Glaucoma’s Common Pathway to Visual Loss 10

How does IOP cause visual loss? 11 60-year-old with initial IOP of 19 mmHg * Sacramento Eye Consultants

~75% of U.S. Glaucoma Patients Have IOPs
that are   25 mmHg at Time of Diagnosis
12
Baseline IOP*
60%
20%
20%
5,308 Individuals Were Screened for the Prevalence of Primary Open-Angle
Glaucoma (POAG) and the IOP at Time of Diagnosis
92% of Japanese Patients with POAG, IOPs Were   21 mmHg**
The Baltimore Eye Survey
*
Sommer A, Tielsch JM, Katz J et al. Relationship between intraocular pressure and primary open angle glaucoma among white
and
black
Americans:
The
Baltimore
eye
survey.
Arch
Ophthalmol
1991;109:1090-1095
**
IWASE et al Tajimi study group. Japan Glaucoma Society. Ophthalmology, 2004 Sep, 111 (9): 1641-8.
25 -
34 mmHg
22 -
24 mmHg
21 mmHg
(Normal Tension Glaucoma)

Therapy of Glaucoma in 2016
Goal of treatment: Control IOP
•
There is no direct correlation
of the level of IOP at diagnosis with
damage to optic nerve
•
Every 1 mmHg reduction lowers risk of visual field loss by 10%*
•
In general, the goal of therapy strives to get IOP to the low teens to prevent visual field loss from damage to the optic nerve
13
* EMGT, Arch Ophthalmol. 2003;121(1):48-56.
Therapy options
•
Medications
•
Prostaglandins dominate –
the first choice in almost all patients
•
50% of these patients require second medication for sufficient IOP control
•
Surgery –
SLT laser, MIGs, trabeculectomy, tubes

Latanoprost vs. Placebo: Time to Visual
Field Loss over 24 months
UKGTS* study: Recruited 516 newly diagnosed patients randomized to latanoprost or placebo
•
No limitation for low end of baseline IOP (excluded   30 mmHg)
14
Results:
•
Mean baseline IOP: 19.6 for latanoprost, 20.1 mmHg for placebo
•
85% of patients had baseline IOP <25 mmHg
•
Latanoprost reduced
glaucoma progression by 41%, however it did
not stop
glaucoma progression
•
Even at mean treated IOP of 15.8 mmHg, visual field deterioration continued in 15.2% of patients within 24 months of diagnosis
*Garway-Heath et al for the UKGTS study group. Latanoprost for open-angle glaucoma (UKGTS): a randomised, multicentre, placebo-controlled trial
Lancet 2015; 385: 1295–304.

Challenges in Treating Glaucoma
1.
Achieving target IOP lowering with existing medications
•
The magnitude of initial IOP reduction was a major factor
influencing outcome*
•
Current medications have poor additivity to PGAs
•
Current adjunctive medications all cause systemic, bothersome side effects
2.
Like all chronic disease, adhering to treatment for glaucoma is poor
•
Non-compliance increases in patients taking drops more than once a day**
15
* Early Manifest Glaucoma Trial, Arch Ophthalmol. 2003;121(1):48-56.
** Data on file

Need for New Medications
•
Target the tissue causing IOP elevation
•
Current medications either:
•
Lower inflow* –
Beta Blockers such as timolol
•
Increase outflow* via the eye’s secondary drain, the uveoscleral pathway
(prostaglandins such as latanoprost)
–
None target the primary drain of the eye, the trabecular meshwork
–
None have multiple mechanisms to maximize effect
•
Augment IOP lowering when combined with prostaglandins
•
Enhance compliance and adherence with less frequent dosing
•
Other goals**
•
Disease modifying
•
Neuroprotective
16
* Product package inserts.
** Donegan
RK,
Lieberman
RL. J Med Chem.
2016;59(3):788-809.

Anterior chamber
The angle
Cornea
The Drainage angle
Trabecular meshwork
Fluid outflow
Iris
Posterior chamber
Lens
Ciliary body

Value of Rhopressa
TM ++
•
Directed at site of pathology
•
The trabecular meshwork
•
Enhanced compliance
•
Once-a-day dosing
•
Efficacy
•
Achieves noninferiority to timolol
where AA’s (Brimonidine) and
CAI’s failed
•
Consistent IOP lowering across
broad baseline range of Mercury 1
•
Additive to
prostaglandins
•
Safety
•
Lack of serious and systemic
adverse events
17
++
Data on file from Aerie Phase 3 clinical trials, Rocket 1, Rocket 2 and Mercury 1.

Roclatan    Phase 3 Responder Analysis
Day 90:  % of Patients
with IOP Reduced to 18 mmHg or Lower
***
***
***
18
***p<0.0001 vs Latanoprost and Rhopressa
###
p<0.0001 vs
Rhopressa   , p<0.05 vs Latanoprost
++
Data on File
Based on Mercury 1 Topline Interim 3-month
14%
23%
32%
42%
54%
15%
25%
39%
54%
69%
33%
44%
61%
71%
82%
0%
20%
40%
60%
80%
100%
IOP on Treatment
Rhopressa™ (n=198)
Latanoprost (n=223)
Roclatan™ (n=200)
###
###
TM
TM
TM

Roclatan
™
Hyperemia is Within the Range of the
Three Leading PGA Medications
* Parrish et al., American Journal of Ophthalmology, Vol. 135, No. 5 (2003); 3 month head to head study of latanoprost, bimatoprost and travoprost
++ Data on File; Mean Mercury 1 rate of hyperemia
19
Includes all physician and patient reported hyperemia adverse events
Incidence of Hyperemia Adverse Events*
Bimatoprost
69%
Latanoprost
47%
Roclatan™
53%
++
Travoprost
58%
40%
50%
60%
70%

Alphagan P
Lumigan
Travatan Z
Combigan
Simbrinza
Conjunctival
Hyperemia
10-20%
0.01%  = 31%
0.03% = 45%
30-50%
5-15%
Conjunctival
Hemorrhage
1-4%
1-4%
1-4%
Vision Blurred
1-4%
1-4%
1-4%
3-5%
Lacrimation Increased
Tearing
1-4%
1-4%
Visual Acuity
Reduced
Visual disturbance
5-9%
1-4%
5-10%
Visual disturbance
1-5%
Eye Pruritus
10-20%
1-4%
5-10%
5-15%
Erythema of Eyelid
1-4%
1-4%
1-5%
Conjunctival Edema
1-4%
1-4%
Other
Allergic Conjunct
10-20%;
Burning  5-9%;
Conjunct folliculosis
5-9%;
Ocular Allergy
5-9%;
Allergic reaction
1-4%;
Oral dryness
5-9%;
Hypertension
5-9%;
Blepharitis
1-4%;
(40 additional AEs
listed as
1-4%)
Iris
pigmentation,
periorbital tissues
and
eyelashes;
Changes in eyelashes;
Intraocular inflammation
Eye discomfort 5-10%;
Foreign body 5-10%;
Blepharitis 1-4%;
Deeping
eyelid sulcus;
Ocular inflammation 1-4%
Allergic conjunct 5-15%;
Burning
/ Stinging  5-15%;
Conj folliculosis 5-15%;
Asthenia 1-5%;
Blepharitis 1-5%;
Corneal
erosion 1-5%;
Eyelid pruritus 1-5%;
Eye pain 1-5%;
Somnolence 1-5%;
(11
additional AE 1-5%)
Beta-Blocker & AA AE’s
Ocular
allergy
10-30%;
Fatigue/drowsiness
10-30%;
Eye irritation 3-5%;
Dysgeusia 3-5%;
Dry mouth3-5%;
Eye allergy 3-5%;
Sulfonamide Reactions;
Blepharitis
1-5%;
Dry eye 1-5%;
Foreign Body 1-5%;
Ocular  discomfort
1-5%
Safety Profile for Other Approved Products
20
Source: Package Inserts

Roclatan    Will Change Treatment Paradigm
•
Efficacy
•
Target IOP –
there will be a “new low normal”
•
Percent of patients with IOP controlled using 1 med will increase
•
Step-wise changes to maximal therapy –
why not go right at it?
•
Compliance
•
One medication, once a day vs. multiple medications, multiple times a day
•
Questions yet to be answered with investigator initiated
studies
•
Roclatan    in secondary glaucomas
•
Roclatan    + other medications
•
Roclatan    + other procedures (including SLT, MIGs, trabs, etc)
21
TM
TM
TM
TM

Summary of Physician’s Perspective
•
Rhopressa
and Roclatan
represent major advances in
treating glaucoma
•
Target the diseased trabecular meshwork
•
Once a day
•
Excellent efficacy
•
Additive to prostaglandins
•
Safe
•
It has been 20 years since the glaucoma community had a
new medical therapy.  It is long overdue and greatly
anticipated.
22
TM
TM

2016 Market Opportunity and Positioning Tom Mitro President and Chief Operating Officer 23

We Are in Launch Mode
•
Hired advertising agency
•
Building our sales, marketing, medical affairs, regulatory and manufacturing teams that will support 100 sales representatives
•
Partnering with glaucoma thought leaders and organizations
•
Continuing research and message testing to the physician
community
•
In dialogue with managed care decision makers
24

US, Europe and Japan
2015 IMS  TRX* and TRX$
*
(MM)
Drug Class ($$ millions)
US $
Europe $
Japan $
Total $
Prostaglandins  (PGA and PGA FDC)
$1,292
$866
$381
$2,539
Alpha Agonists (AA)
$384
$54
$81
$519
Fixed Dose Combinations (FDC)
$432
$277
$115
$824
Carbonic Anhydrase Inhibitors (CAI)
$206
$156
$64
$426
Beta Blockers (BB)
$160
$92
$81
$333
Total $$
$2,474
$1,445
$722
$4,641
Total TRx’s (millions)
33
87
27
147
•
Totals exclude pilocarpine and epinephrine products as well as “other” in Japan (approximately 5% of total market); TRx totals for Europe are for “big 5” markets.  TRx’s may under-represent US market compared with Europe and Japan due to use of multiple-months of therapy per TRx in the US.
*   Source:  IMS data
25

*Data on file
Rhopressa
™
and Roclatan
™
Potential Market Positioning
Rhopressa
™
Positioning
Roclatan
™
Positioning
Potential drug of choice as
adjunctive therapy to PGAs
when additional IOP lowering
is desired
Potential drug of choice for
patients requiring maximal IOP
lowering
•
Initial therapy for PGA non-
responders and those with
tolerability concerns
•
Normal-tension glaucoma
•
Patients using two or more
glaucoma therapies
•
Patients at any IOP at risk of
significant disease progression
Also:
Examples:
26

Rhopressa
and Roclatan
Potential Product Advantages
Rhopressa
™
Positioning
Roclatan
™
Positioning
Potential drug of choice as
adjunctive therapy to PGAs
when additional IOP lowering
is desired
Potential drug of choice for
patients requiring maximal IOP
lowering
27
TM
TM
Roclatan
™
Advantages
•
Efficacy vs. all other
glaucoma therapies
•
QD PM dose
•
Lack of serious and systemic
AE’s
Rhopressa
™
Advantages
•
Efficacy vs. other adjunctive
therapies
•
QD PM dose
•
Lack of serious and systemic
AE’s

Current
Practices
Characteristics
of the Ideal
Adjunct
Rhopressa™
Clinical Profile
Review
Key Marketing
Message
Testing
Rhopressa’s
Place in
Therapy and
Sources of Use
28
From Current Practice to Rhopressa™
Availability
Discussions with over 100
Ophthalmologists

Current Physician Practices
•
Ophthalmologists and optometrists strongly agree
with the following statement:
“Current adjunctive options for lowering IOP are a
compromise between efficacy, safety and ease of
use.”
•
Therefore there is strong interest in anything new
that has the potential to improve patient care
29
Source:  Data on File

Hyperemia as main tolerabilty issue
Cost $25 to $50/month
Efficacy 2 to 3mmHg above PGA
Clean Systemic Safety
QD Dosing
0
0.2
0.4
0.6
0.8
1
1.2
1.4
Less Influential
Very Influential

Ranked Characteristics of an
Ideal Adjunctive Therapy
Confirmed Over Multiple Events and Methodologies
1.
QD dosing (most others are BID or TID)
2.
Clean safety profile
3.
Better efficacy than most single agents
30
Source:  Data on File

Rhopressa
™
Clinical Profile Review
•
Initial reaction to the profile has been overwhelmingly
positive
•
Issues with current adjuncts are well recognized:
•
The lack of efficacy with current adjunctive options
•
Alpha Agonists and CAI’s (20% MS*) have inferior efficacy to beta-blockers (15% MS*)
•
The
burden
of
eye
drops
that
require
instillation
2-3
times
each
day
•
The potential serious issues with systemic side effects
31
“I’ve been waiting for this, I’m very excited . . .it’s an exciting new discovery, it offers more options, and more options are always good.”
“I’m glad for the glaucoma community, I can’t wait.”
* Market Share
Source:  Data on File

Rhopressa
™
Could Replace a Significant
Portion of Current Prescriptions
32
•
All participants expressed interest in trying Rhopressa
•
Most participants anticipate using Rhopressa    for ~50%
of their adjunctive prescriptions
•
Rhopressa    use would come from:
•
The TID adjuncts (Alphagan®,
Azopt®
and Trusopt®)
to reduce treatment burden on patients
•
Beta blockers and fixed combinations containing a
beta blocker to minimize systemic side effects
(timolol, Combigan®, Cosopt®)
•
First-line when PGA cosmetic side effects are a
concern
Source:  Data on File
TM
TM
TM

FirstWord Market Research 9/23/16
•
Involved feedback from 106 ophthalmologists
•
(36 in US and 70 in Europe)
•
“Assuming approval, to approximately what percentage of all
glaucoma patients would you expect Rhopressa™ to be
prescribed after two years on the market?”
•
20% in US and 28% in Europe
•
“Assuming comparable efficacy data in a second Phase 3
study and an acceptable safety profile, how quickly would you expect adoption of Roclatan™ to occur?”
•
72% of US and 81% of Europe said “moderate to very
quickly”
33
This marketing research was conducted independently from Aerie knowledge, input or influence
Source:  https://www.firstwordpharma.com/print/1418210?tsid=33

Conclusions From the Physician
Market Research
•
Eye care professionals believe current adjunctive options are a compromise at best
•
The ideal product would be QD, effective and free of systemic side effects
•
Hyperemia is considered manageable and more than a fair trade for the dosing, efficacy and systemic safety benefits
•
Prescribers report that Rhopressa™ would become their adjunct of choice taking the place of other single-agent and timolol-containing products
34
Source:  Data on File

Managed Care Research
•
Qualitative research with 10 managed care
organizations conducted this year
•
Covered lives ranged from <250K to 50M+ per plan
•
Commercial, Medicare and managed Medicaid were represented
•
Tested Rhopressa™ and Roclatan™ for
formulary acceptance on Commercial and
Medicare Part D formularies
•
Second round of recent research
35

Likelihood Of Formulary Approval
•
Likelihood of formulary approval for Rhopressa   and
Roclatan   scored high, 5.5 –
6.0 on a 7 point scale
36
Preferred Tier
Non-Preferred
Tier
Not Covered
Rhopressa™
50%
50%
0%
Roclatan™
50%
50%
0%
Medicare Part D: Percent of Formulary Tier Recommendations Without
Contracting Consideration
This was the second round of research where there
were no “Not Covered” recommendations
Source:  Data on File
TM
TM

Managed Care Research Summary
•
Research results were very favorable and consistent
with the previous round of research
•
Managed care decision makers see a need for
Rhopressa   and Roclatan   to be on formulary
•
Novel MOA
•
Efficacy
•
Safety
•
QD dosing
•
Optimal formulary position and tier placement will
require contracting
•
Glaucoma category is not heavily managed
37
Source:  Data on File
TM
TM

Roclatan TM / Rhopressa TM Clinical Update Theresa Heah, MD MBA VP, Clinical Research and Medical Affairs 38

Roclatan
U.S.
Registration
Trial
Design
ClinicalTrials.gov
Identifier:
NCT02558400,
NCT02674854
“Mercury 1”
One Year Safety
(3 Mo. Interim
Efficacy)
Registration Trial
U.S.
“Mercury 2”
90-Day Efficacy
Registration Trial
U.S. and Canada
Roclatan™ QD
~230 patients
Rhopressa™ 0.02% QD
~230 patients
latanoprost QD
~230 patients
Roclatan™ QD
~230 patients
Rhopressa™ 0.02% QD
~230 patients
latanoprost QD
~230 patients
39
TM

Mercury 1 Trial Design
Patients randomized
1:1:1
Primary endpoints:
•
Efficacy: Mean IOP at nine time points (08:00, 10:00, and 16:00 at
Week 2, Week 6, and Month 3)
•
Safety: Ocular and systemic safety during a 12-month treatment period
ClinicalTrials.gov Identifier: NCT02558400
Patients with open angle glaucoma (OAG) or ocular hypertension (OHT)
with IOP >20 mmHg and < 36 mmHg at 8am
N=718 subjects randomized at 58 US sites
Roclatan
PG324
(netarsudil/latanoprost)
QD (PM)
Rhopressa
Netarsudil
(AR-13324) 0.02%
QD (PM)
Latanoprost
0.005%
QD (PM)
40
TM
TM

aerie
Pharmaceuticals, Inc

	≥ ≤	
	≥ ≤	
	≥ ≤ ≥ ≤	
	≥ ≤	
	≥ ≤	
	≥ ≤

Baseline IOPs in Studies For Other Approved
Glaucoma Drugs in Comparison to Roclatan™
Inclusion criteria
(mmHg) at 8am
Mean baseline IOPs (mmHg)
Roclatan™
>20 and <36
23.7
Lumigan® 0.01%
22
and
34
23.5
Travatan Z®
24
and    36
25.7
Combigan®
22 and   34
21 and   32
Trial 1: 22.6 -
23.4
Trial 2: 23.3 -
23.6
Simbrinza®
24
and    36
Trial 1: 24.8 -25.0
Trial 2: 25.2 -
25.4
Alphagan® P
22
and   34
23.3 -
23.5
Azopt®
24
and
36
25.5 -
25.9
41
Sources: Data on File on Mercury 1 Topline Interim 3-month, Lumigan 0.01% SBA study #192024-008, Travatan Z SBA Study #C-97-71,
Combigan
SBA
Study
#
90342-013T
and
#
190342-019T,
Simbrinza
SBA
Study
#C-10-033
,
AlphaganP™0.1%
SBA
study
#
190342-021
and Azopt SBA Study #C-95-46

Mercury 1 Baseline Demographics
Roclatan
N = 238
Rhopressa
TM
N = 244
Latanoprost
N = 236
Gender
Male
104 (43.7%)
108(44.3%)
100 (42.4%)
Female
134 (56.3%)
136 (55.7%)
136 (57.6%)
Race,
n
(%)
White
162
(68.1%)
167 (68.4%)
157 (66.5%)
Black/African
American
69 (29.0%)
70 (28.7%)
67 (28.4%)
Asian
7 (2.9%)
6 (2.5%)
10 (4.2%)
Multiple
0 (0%)
1 (0.4%)
2 (0.8%)
Age
(yrs)
<
65
109 (45.8%)
107 (43.9%)
95 (40.3%)
>65
129 (54.2%)
137 (56.1%)
141 (59.7%)
Iris
Color,
n
(%)
Brown/Black
141 (59.2%)
137 (56.1%)
154 (65.3%)
Blue/Grey/Green
68
(28.6%)
73 (29.9%)
62 (26.3%)
Hazel
29 (12.2%)
34 (13.9%)
20 (8.5%)
42
++
Data on File
Based on Mercury 1 Topline Interim 3-month
TM

Mercury 1 Patient Disposition
Roclatan™
N = 238
Rhopressa™
N = 244
Latanoprost
N = 236
Completed
Month
3
201 (84.5%)
201 (82.4%)
223 (94.5%)
Discontinued Prior to Month 3
37 (15.5%)
43 (17.6%)
13 (5.5%)
Reasons
for
Discontinuation
Adverse
Event
Withdrawal
of
Consent
Non-Compliant
Lost
to
Follow-up
Lack
of
Efficacy
Disallowed
Concurrent
Medication
Investigator Decision
Protocol Violation
Other
25 (10.5%)
4 (1.7%)
0
1 (0.4%)
0
1 (0.4%)
2 (0.8%)
4 (1.7%)
0
23 (9.4%)
4 (1.6%)
1 (0.4%)
3 (1.2%)
5 (2.0%)
4 (1.6%)
0
1 (0.4%)
2 (0.8%)
0
4 (1.7%)
1 (0.4%)
1 (0.4%)
1 (0.4%)
1 (0.4%)
0
5 (2.1%)
0
43
++
Data on File
Based on Mercury 1 Topline Interim 3-month

Mercury 1 Discontinuation Rates Compare
Favorably to Other Approved Products
Alphagan® 0.2%*
N = 221
Alphagan®
P 0.1%**
N =215
Latanoprost***
N=165
Completed
Month
3
119 (53.8%)
183 (85.1%)
145 (87.9%)
Early Discontinuation
Prior to Month 3
102 (46.2%)
32 (14.9%)
20 (12.1%)
Reasons for
Discontinuation
Adverse
Event
Protocol
Violation
Lack
of
Efficacy
Discontinued/Other
54
0
17
35
19
1
10
2
0
4
1
15
*Alphagan™
0.2%
SBA,
protocol
#
A342-103-7831**
AlphaganP™0.1%
SBA
study
#
190342-021***
Palmberg
et
al
A
12-week,
randomized,
double-masked
study
of
fixed
combination
latanoprost/timolol
versus
latanoprost
or
timolol
monotherapy.
Eur
J
Ophthalmol
2010;
20
(4
):
708
–
718.
Other included: withdrawal of consent, lost to follow up, non-compliant, disallowed concurrent medication
Early D/C rates for Alphagan® 0.2%, Alphagan® P 0.1% and Latanoprost :
46%, 15% and 12%
Mercury 1: D/C rate for the Roclatan™ was ~16%
44

Mercury 1 Registration Trial Design
•
Trial design follows FDA requirement for fixed dose combination
•
Superiority of combination over each individual component
•
Statistically significant difference at each measured time
point
•
Higher combo efficacy vs. components at ~1-3 mmHg, as
previously accepted by FDA for product approval (i.e.,
Simbrinza
®
)*
45
++
Data on File
Based on PG324 Pre-NDA meeting
*Simbrinza®
accessed
on
29
Sept
2016
http://www.accessdata.fda.gov/drugsatfda_docs/nda/2013/204251Orig1s000MedR.pdf th

Roclatan™ (n=238)
Rhopressa™ (n=244)
Latanoprost (n=236)
mmHg +/- SEM
26
25
24
23
22
21
20
19
18
17
16
15
14
***
Pre-Study
8AM Qual 1
8AM
10AM
4PM
Baseline
8AM
10AM
4PM
Week 2
8AM
10AM
4PM
Week 6
8AM
10AM
4PM
Month 3

Roclatan    Achieved Statistical Superiority Over
Individual Components at All 9 Time Points
Mean IOP at Each Time Point  (ITT)
***p<0.0001 vs Latanoprost and Rhopressa
46
++
Data on File
Based on Mercury 1 Topline Interim 3-month
TM
TM

Roclatan™ Phase 3, ITT
Roclatan™ superior to latanoprost by 1.3-2.5 mmHg (p<0.0001)
Roclatan™ superior to Rhopressa™ by 1.8-3.0 mmHg (p<0.0001)
47
8:00 AM
24.8
24.8
24.6
10:00 AM
23.7
23.5
23.4
4:00 PM
22.6
22.6
22.4
Mean Diurnal
23.7
23.6
23.5
8:00 AM
15.6
18.6
17.8
-3.0
(-3.6, -2.5)
-2.2
(-2.8, -1.7)
10:00 AM
14.9
17.8
17.4
-2.9
(-3.5, -2.3)
-2.5
(-3.1, -1.9)
4:00 PM
14.8
17.2
17.2
-2.4
(-2.9, -1.9)
-2.3
(-2.9, -1.8)
Mean Diurnal
15.1
17.9
17.5
-2.8
(-3.3, -2.3)
-2.4
(-2.9, -1.9)
8:00 AM
16.0
19.0
17.7
-3.0
(-3.6, -2.4)
-1.7
(-2.3, -1.1)
10:00 AM
15.3
18.0
17.1
-2.7
(-3.3, -2.2)
-1.9
(-2.5, -1.3)
4:00 PM
15.3
17.5
17.0
-2.2
(-2.7, -1.6)
-1.7
(-2.2, -1.1)
Mean Diurnal
15.5
18.2
17.3
-2.7
(-3.1, -2.2)
-1.8
(-2.3, -1.3)
8:00 AM
16.2
18.9
17.6
-2.7
(-3.4, -2.1)
-1.5
(-2.1, -0.9)
10:00 AM
15.3
18.2
16.9
-2.9
(-3.5, -2.3)
-1.6
(-2.2, -1.0)
4:00 PM
15.4
17.2
16.7
-1.8
(-2.4, -1.2)
-1.3
(-2.0, -0.7)
Mean Diurnal
15.6
18.1
17.1
-2.5
(-3.0, -2.0)
-1.5
(-2.0, -1.0)
Day 90
Mean IOP
mmHg
Rhopressa™
Day 43
Day 15
Latanoprost
Difference from Roclatan™
(95% CI)
Roclatan™
N=238
Rhopressa™
N=244
Latanoprost
N=236
Baseline
++
Data on File
Based on Mercury 1 Topline Interim 3-month

Simbrinza
®
Approval
•
The contribution of brinzolamide to the combination product ranges from 1.4 to 2.6 mmHg in study C-10-033 and from 1.6 to 2.6 mmHg in study C-10-039
•
The contribution of brimonidine to the combination product ranges from 1.2 to
3.4 mmHg in study C-10-033 and from 0.9 to 3.7 mmHg in study C-10-039
FDA recommendation:
•
The clinically relevant information from Study C-10-039 and Study C-10-033 for the prescribing physician is that the IOP-lowering effect of Simbrinza was greater (1-3 mmHg) than monotherapy with either 1% brinzolamide or 0.2%
brimonidine tartrate throughout the duration of the trial (i.e. Week 2, Week 6,
Month 3).
•
Studies C-10-033 and C-10-039 demonstrate superiority of the combination product, brinzolamide/brimonidine over each of the individual components by a statistically and clinically significant amount.
Source;
Simbrinza®
accessed
on
29
Sept
2016
2016
http://www.accessdata.fda.gov/drugsatfda_docs/nda/2013/204251Orig1s000MedR.pdf
48
th

aerie
Pharmaceuticals, Inc

IOP mmHg + SEM
25
24
23
22
21
20
19
18
17
16
15
23.4
19.2
19.3
19.5
19.1
19.3
19.6

Rhopressa™ Phase 3, 12 Month
8am IOP Efficacy
Safety Population, Completed Patients (<27 mmHg)
Difference in 8am mean IOP from Day
90 (Month 3) to Month 12:
•
Rhopressa™ QD:
•
Full population: +0.1 mmHg
•
Subset analyses: -0.3 to +0.3 mmHg
Timolol BID:
•
Full population: +0.5 mmHg
•
Subset analyses: +0.1 to +1.4 mmHg
Day 90
Month 12
Rhopressa™ QD (n=118)
BL
W2
W6
M3
M6
M9
M12
++
Data on File
Based on Rocket 2 Interim 12-month
49

Latanoprost IOP Lowering Over Time
50
Source: Pfeiffer N. A comparison of the fixed combination of latanoprost and timolol with its individual components. Graefe’s Arch. Clin. Exp. Ophthalmol (2002) 240:893-899.
18
20
22
24
26
28
-4
0
2
13
26
Treatment Time (Weeks)
Fixed Combination
(n=140)
Latanoprost (n=147)
Timolol (n=149)

A
B
Placebo
Latanoprost
Mean IOP (mm Hg)
21
20
19
18
17
16
15
14
0
–2*
0
2
4
7
10
13
16
18
20
22
24
Visit (months)

Figure 3: **IOP over trial period**

51
Source: Garway-Heath et al for the UKGTS study group. Latanoprost for open-angle glaucoma (UKGTS): a randomised, multicentre, placebo-controlled trial
Lancet 2015; 385: 1295–304.
Latanoprost IOP Lowering Over Time

Mercury 1: No Significant Effect of
Discontinuations on Efficacy Results
•
The primary statistical modeling of the primary efficacy
analysis was agreed with the FDA using the intent-to-treat
(ITT) population with imputation for any missing data
•
Statistical methods for imputation of missing data (such
as LOCF, Monte Carlo Markov Chain) were used to test
the robustness of the data
•
Efficacy results were similar for Per Protocol and
imputation analyses
52
++
Data on File
Based on Mercury 1 Topline Interim 3-month

Roclatan™ (N=238)
Rhopressa™ (N=244)
Latanoprost (N=236)
mmHg +/- SEM
26
25
24
23
22
21
20
19
18
17
16
15
14
Pre-Study
8AM Qual 1
8AM 10AM 4PM Baseline
8AM 10AM 4PM Week 2
8AM 10AM 4PM Week 6
8AM 10AM 4PM Month 3

Roclatan™ Mercury 1, LOCF ITT 53 ++ Data on File Based on Mercury 1 Topline Interim 3-month ***p<0.0001 vs Latanoprost and Rhopressa™ *** *** *** *** *** *** *** *** ***

Roclatan™ Mercury 1, LOCF ITT
54
8:00 AM
24.8
24.8
24.6
10:00 AM
23.7
23.5
23.4
4:00 PM
22.6
22.6
22.4
Mean Diurnal
23.7
23.6
23.5
8:00 AM
15.9
18.7
17.9
-2.9
(-3.4, -2.3)
-2.0
(-2.6, -1.4)
10:00 AM
15.0
18.1
17.5
-3.0
(-3.6, -2.4)
-2.4
(-3.1, -1.8)
4:00 PM
15.1
17.4
17.3
-2.3
(-2.9, -1.8)
-2.2
(-2.8, -1.7)
Mean Diurnal
15.3
18.1
17.6
-2.7
(-3.3, -2.2)
-2.2
(-2.8, -1.7)
8:00 AM
16.2
19.1
17.8
-2.9
(-3.6, -2.3)
-1.6
(-2.2, -1.0)
10:00 AM
15.5
18.3
17.3
-2.8
(-3.4, -2.2)
-1.8
(-2.4, -1.2)
4:00 PM
15.6
17.8
17.2
-2.2
(-2.7, -1.6)
-1.6
(-2.1, -1.0)
Mean Diurnal
15.8
18.4
17.4
-2.6
(-3.2, -2.1)
-1.7
(-2.2, -1.1)
8:00 AM
16.4
19.5
17.7
-3.0
(-3.6, -2.4)
-1.3
(-1.9, -0.7)
10:00 AM
15.4
18.6
17.1
-3.2
(-3.8, -2.5)
-1.6
(-2.3, -1.0)
4:00 PM
15.6
17.7
16.9
-2.1
(-2.7, -1.5)
-1.3
(-1.8, -0.7)
Mean Diurnal
15.8
18.6
17.2
-2.8
(-3.3, -2.2)
-1.4
(-2.0, -0.9)
Day 90
Mean IOP
mmHg
Rhopressa™
Day 43
Day 15
Latanoprost
Difference from Roclatan™
(95% CI)
Roclatan™
N=238
Rhopressa™
N=244
Latanoprost
N=236
Baseline
++
Data on File
Based on Mercury 1 Topline Interim 3-month

Day 29: % of Patients with IOP Reductions of
20%
Roclatan™ Phase 2b Responder Analysis
Source: Lewis RA, Levy B, Ramirez N, Kopczynski CC, Usner DW, Novack GD for the PG324-CS201 Study Group. Fixed-dose combination of
AR-13324 and latanoprost: a double-masked, 28-day, randomised, controlled study in patients with open-angle glaucoma or ocular hypertension. Br J Ophthalmol 2015;0:1–6. doi:10.1136/bjophthalmol-2015-306778
55
9%
17%
23%
45%
67%
11%
28%
46%
65%
81%
32%
50%
63%
81%
93%
0%
20%
40%
60%
80%
100%
40%
35%
30%
25%
20%
Reduction
0.02% Rhopressa™ (n=78)
0.005% Latanoprost (n=73)
0.02% Roclatan™ (n=72)

Roclatan™ Phase 3 Responder Analysis:
Goal is to Achieve Lowest IOP Possible
Day 90: % of Patients with IOP Reductions of
20%
***p<0.0001 vs Latanoprost and Rhopressa™
###
p<0.0001 vs
Rhopressa™, p<0.05 vs Latanoprost
***
***
***
###
56
++
Data on File
Based on Mercury 1 Topline Interim 3-month
7%
18%
29%
43%
56%
9%
21%
37%
61%
78%
35%
46%
65%
77%
88%
0%
20%
40%
60%
80%
100%
40%
35%
30%
25%
20%
Reduction
Rhopressa™(n=198)
Latanoprost (n=223)
Roclatan™ (n=200)
###

Roclatan™ Phase 2b Responder Analysis
Day 29:  % of Subjects with IOP Reduced to <
18 mmHg
Source: Lewis RA, Levy B, Ramirez N, Kopczynski CC, Usner DW, Novack GD for the PG324-CS201 Study Group. Fixed-dose combination of
AR-13324 and latanoprost: a double-masked, 28-day, randomised, controlled study in patients with open-angle glaucoma or ocular hypertension. Br J Ophthalmol 2015;0:1–6. doi:10.1136/bjophthalmol-2015-306778
57
10%
21%
24%
39%
8%
18%
29%
47%
38%
46%
57%
69%
0%
20%
40%
60%
80%
100%
15 mmHg
16 mmHg
17 mmHg
18 mmHg
Reduction
0.02% Rhopressa™ (n=78)
0.005% Latanoprost (n=73)
0.02% Roclatan™ (n=72)

Roclatan™ Phase 3 Responder Analysis:
Goal is to Achieve Lowest IOP Possible
Day 90:  % of Patients
with IOP Reduced to 18 mmHg or Lower
***
***
***
58
***p<0.0001 vs Latanoprost and Rhopressa™
###
p<0.0001 vs
Rhopressa™, p<0.05 vs Latanoprost
++
Data on File
Based on Mercury 1 Topline Interim 3-month
14%
23%
32%
42%
54%
15%
25%
39%
54%
69%
33%
44%
61%
71%
82%
0%
20%
40%
60%
80%
100%
14 mmHg
15 mmHg
16 mmHg
17 mmHg
18 mmHg
IOP on Treatment
Rhopressa™ (n=198)
Latanoprost (n=223)
Roclatan™ (n=200)
###
###

Fixed-combination latanoprost/timolol
Latanoprost monotherapy
Timolol monotherapy
Percent of Subjects
100
90
80
70
60
50
40
30
20
10
0
≤15 mmHg
≤16 mmHg
≤17 mmHg
≤18 mmHg
≤19 mmHg
≤20 mmHg
≤21 mmHg
≤22 mmHg
Diurnal IOP

Fig. 3 - *Subjects reaching prespecified mean diurnal IOP at week 12 (ITT population; LOCF).*

≤
≤
≤
≤
≤
≤

Xalacom®: % Subjects Reaching IOP Targets
•
Xalacom®
16 mmHg: ~28%
15 mmHg: ~18%
Source: Palmberg et al  A 12-week, randomized, double-masked study of fixed combination latanoprost/timolol versus latanoprost or timolol
monotherapy.
Eur
J
Ophthalmol
2010;
20
(4
):
708
–
718.
*Lewis et al for the PG324-CS201 Study Group. Fixed-dose combination of AR-13324 and latanoprost: a double-masked, 28-day, randomised, controlled study in patients with open-angle glaucoma or ocular hypertension. Br J Ophthalmol 2015;0:1–6.
doi:10.1136/bjophthalmol-2015-306778
**Data on File based on Mercury 1 Topline Interim 3-month
•
Roclatan™ Phase 3**
Mercury 1
16 mmHg: 61%
15 mmHg: 44%
59
•
Roclatan™ Phase 2*
16 mmHg: 46%
15 mmHg: 38%

•
Roclatan™ met the criteria for demonstrating superiority over both latanoprost and
Rhopressa™
for the primary efficacy analysis
•
statistical
superiority
of
Roclatan™
was
demonstrated
at
all 9
time points versus latanoprost and versus Rhopressa™
(p<0.0001)
•
IOP-lowering
effect
of
Roclatan™
was
greater
(1-3
mmHg)
than
monotherapy
with
either
latanoprost
or
Rhopressa™
throughout
the
duration of the study (i.e., Week 2, Week 6, Month 3)
•
Roclatan™
reduced mean diurnal IOPs to 16 mmHg or lower in 61
percent of patients, a significantly higher percentage than observed in the comparator arms
Roclatan™
Performance Summary
60
++
Data on File
Based on Mercury 1 Topline Interim 3-month

Roclatan™
Safety
Profile
To
Date
•
There were no drug-related serious adverse events (SAEs)
•
There was no evidence of treatment-related systemic effects (e.g., clinical laboratory or haematology values, heart rate or blood pressure)
•
The most common adverse event was conjunctival hyperemia with
~50% incidence, ~80% mild on biomicroscopy
•
Other ocular AEs
•
AEs occurring in ~5-11% of subjects receiving Roclatan™
included: conjunctival hemorrhage, eye pruritus, lacrimation increased and cornea verticillata
++
Data on File
Based on Mercury 1 Topline Interim 3-month safety
61

Roclatan™
Phase 3 Safety Profile
Adverse Events
(
5.0% in any group)
Roclatan™
n=238
Rhopressa™
n=244
Latanoprost
n=236
Eye Disorders
Conjunctival Hyperemia
126 (52.9%)
99 (40.6%)
33 (14.0%)
Conjunctival Hemorrhage
25 (10.5%)
34 (13.9%)
1 ( 0.4%)
Eye Pruritus
18 ( 7.6%)
17 ( 7.0%)
3 ( 1.3%)
Lacrimation Increased
14 ( 5.9%)
15 ( 6.1%)
1 ( 0.4%)
Cornea Verticillata
12 ( 5.0%)
9 ( 3.7%)
0 (0.0%)
Administration Site Conditions
Instillation site pain
46
(18.9%)
51 ( 20.9%)
15 ( 6.4%)
Patients with known contraindications or hypersensitivity to latanoprost were excluded
62
++
Data on File
Based on Mercury 1 Topline Interim 3-month safety

When Present, ~80% of Roclatan™
and
Rhopressa™
Hyperemia Graded as Mild
For illustrative purposes only
Grade
Image
Description
0
None/Normal
1
Mild
2
Moderate
3
Severe
63
++
Data on File
Based on Mercury 1 Topline Interim 3-month safety

No Change in Mean Hyperemia Score Over Time
(Interim Month 3)
•
Hyperemia
severity
did
not
increase
with
continued
dosing
•
Hyperemia
was
sporadic
•
Only
~18%
of
patients
had
hyperemia
on
each
study
visit
day
from
week
2
to
month
3
(similar
to
the
rates
seen
for
Rocket
1
and
Rocket
2)
•
Only
~10%
of
Rhopressa™
patients
had
hyperemia
on
each
study
visit
day
from
week
2
to
month
12
(Rocket
2)
Hyperemia severity
0 = none
1 = mild
2 = moderate
3 = severe
64
++Data on File
Based on Mercury 1 Topline Interim 3-month safety
0.0
0.5
1.0
1.5
2.0
2.5
3.0
Baseline
Week 2
Week 6
Month 3
Roclatan™ (N=238)
Rhopressa™ (N=244)

Roclatan™
Adverse Events Summary
•
Conjunctival Hemorrhage
•
sporadic subconjunctival petechiae
•
Cornea Verticillata (corneal deposits*)
•
asymptomatic non-toxic lipid deposits
•
only visible via biomicroscopy evaluation
•
Instillation Site Pain
•
sporadic
•
transient
++
Data on File
Based on Mercury 1 Topline Interim 3-month safety
The updated term for these deposits based on MedDRA coding revisions*
65

Rhopressa™ Update 66

0.02%
Rhopressa™
Latanoprost
0.02%
Rhopressa™
Latanoprost
Rhopressa™
Phase 2b Results
Phase 2b baseline  IOP entry requirements: 24, 22, 22 mmHg (8am, 10am, 4pm)
Baseline
22 –
26 mmHg
(n=106)
Baseline
22 –
26 mmHg
(n=106)
Baseline
22 –
36 mmHg
(n=221)
Baseline
22 –
36 mmHg
(n=221)
•
Rhopressa™
and latanoprost clinically and statistically equivalent in
patients
with
mean
baseline
IOPs
of
22
-
26
mmHg
(Day 28)
++
Data on File
Bacharach J. et al  for the AR-13324-CS202 Study Group. Double-masked, Randomized, Dose Response Study of AR-13324 versus
Latanoprost
in
Patients
with
Elevated
Intraocular
Pressure.
http://dx.doi.org/10.1016/j.ophtha.2014.08.022
67

25
24
23
22
21
20
19
18
17
16
15
14
13
mmHg +/- SEM
Roclatan™ (N=107)
Rhopressa™ (N=110)
Latanoprost (N=106)
Pre-
Study
8AM
Qual 1
8AM
10AM
4PM
Baseline
8AM
10AM
4PM
Week 2
8AM
10AM
4PM
Week 6
8AM
10AM
4PM
Month 3

Phase 3 Rhopressa™ Non-inferior to Latanoprost at Baseline IOP <25 mmHg 68 Mean IOP at Each Time Point (PP) ++ Data on File Based on Mercury 1 Topline Interim 3-month

24
23
22
21
20
19
18
17
16
15
14
13
mmHg +/- SEM
Roclatan™ (N=124)
Latanoprost (N=124)
Rhopressa™ (N=128)
Pre-
Study
8AM
Qual 1
8AM
10AM
4PM
Baseline
8AM
10AM
4PM
Week 2
8AM
10AM
4PM
Week 6
8AM
10AM
4PM
Month 3

Phase 3 Rhopressa™ Non-inferior to Latanoprost at Baseline IOP <25 mmHg Mean IOP at Each Time Point (ITT) 69 ++ Data on File Based on Mercury 1 Topline Interim 3-month

Roclatan™
Phase
3
Responder
Analysis
Baseline IOP <25 mmHg
70
++
Data on File
Based on Mercury 1 Topline Interim 3-month
*p<0.05
vs
Latanoprost
and
Rhopressa™
#
p<0.05
vs
Rhopressa™
Day
90:
%
of
Patients
with
IOP
Reductions
of
20%
9%
22%
34%
51%
65%
8%
17%
33%
55%
77%
26%
38%
59%
71%
84%
0%
20%
40%
60%
80%
100%
40%
35%
30%
25%
20%
Reduction
Rhopressa™ (n=103)
Latanoprost (n=117)
Roclatan™
(n=107)
*
*
*
#
*

100%
80%
60%
40%
20%
0%
% of Patients
23%
23%
42%
*
36%
36%
52%
*
50%
55%
72%
*
67%
74%
85%
*
77%
86%
93%
#
≤ 14 mmHg
≤ 15 mmHg
≤ 16 mmHg
≤ 17 mmHg
≤ 18 mmHg
IOP on Treatment
Rhopressa™ (n=103)
Latanoprost (n=117)
Roclatan™ (n=107)

Roclatan
TM
Phase
3
Responder
Analysis
Baseline IOP <25 mmHg
Day 90:  % of Patients
with IOP Reduced to 18 mmHg or Lower
71
++
Data on File
Based on Mercury 1 Topline Interim 3-month
*p<0.05
vs
Latanoprost
and
Rhopressa
TM
#
p<0.05
vs
Rhopressa
TM

Ph
P ≥ 2

f ≥ 2

100%
80%
60%
40%
20%
0%
% of Patients
= Rhopressa™ contribution
5%
11%
45%
***
14%
25%
54%
***
23%
42%
71%
***
35%
68%
84%
###
46%
79%
91%
###
≥ 40%
≥ 35%
≥ 30%
≥ 25%
≥ 20%
Reduction
Rhopressa™ (n=95)
Latanoprost (n=106)
Roclatan™ (n=93)

•

Roclatan
TM
Phase
3
Responder
Analysis
Baseline
IOP
25
mmHg
72
++
Data on File
Based on Mercury 1 Topline Interim 3-month
***p<0.0001
vs
Latanoprost
and
Rhopressa
TM
;
###
p<0.0001
vs
Rhopressa
TM
,
p<0.05
vs
Latanoprost
Confirms Rhopressa additive efficacy is maintained at high baseline IOPs
Day
90:
%
of
Patients
with
IOP
Reductions
of
20%

≥ 2

100%
80%
60%
40%
20%
0%
% of Patients
= Rhopressa™ contribution
3%
6%
22%
**
8%
12%
33%
**
13%
21%
48%
**
17%
32%
55%
**
28%
50%
70%
**
≤ 14 mmHg
≤ 15 mmHg
≤ 16 mmHg
≤ 17 mmHg
≤ 18 mmHg
IOP on Treatment
Rhopressa™ (n=95)
Latanoprost (n=106)
Roclatan™ (n=93)

•

Roclatan
TM
Phase
3
Responder
Analysis
Baseline
IOP
25
mmHg
Day 90:  % of Patients
with IOP Reduced to 18 mmHg or Lower
**p<0.01
vs
Latanoprost
and
Rhopressa
TM
++
Data on File
Based on Mercury 1 Topline Interim 3-month
Confirms Rhopressa additive efficacy is maintained at high baseline IOPs
73

Rhopressa
TM
Performance
Summary
•
Demonstrated non-inferiority to latanoprost in patients with baseline IOP < 25 mmHg
•
Efficacy relative to latanoprost improves as baseline IOP
declines
•
Rhopressa
TM
maintained
consistent
IOP
lowering
across
all
baseline
IOPs
including
25
mmHg
•
Stable efficacy
•
Adverse event profile consistent with previous studies
74
++
Data on File
Based on Mercury 1 Topline Interim 3-month

Discussion Q & A 75

Pipeline and Research Update Casey Kopczynski, Ph.D. Chief Scientific Officer 76 * * * * * * * * * *

•
Rhopressa™
•
Potential for disease modification and neuroprotection
•
AR-13154
•
Significant lesion size reduction in wet AMD
•
Drug Delivery
•
Rhopressa™: Front of the eye
•
AR-13154: Back of the eye
Advancing Earlier-Stage Pipeline
Data on file

Beyond
IOP:
Rhopressa
TM
and
Roclatan
TM
Have
Potential to Improve Health of TM in Glaucoma
Glaucoma, OHT
PGA + Rhopressa™
PGA-Treated
D
C
SC
CB
R
Trabecular
outflow
Uveoscleral
outflow
D
C
SC
CB
R
Trabecular
outflow
Uveoscleral
outflow
D
C
SC
CB
R
Trabecular
outflow
Uveoscleral
outflow
IOP
TM: Trabecular Meshwork,  OHT: Ocular Hypertension, SC: Schlemm’s Canal, CB: Ciliary Body, IR: Iris
Rhopressa™ / Roclatan™ Potential to Increase Perfusion of TM Should
Provide More Nutrients and Antioxidants to the TM
78

Before
After
Relative pre-treatment
2
1.5
1
0.5
0
area
intensity
*
*
before
after

Rhopressa
TM
Live
Imaging
of
Rhopressa
TM
-induced
Increase in Trabecular Meshwork Outflow
•
Rhopressa
TM
-induced
increase
in
trabecular
outflow
of
aqueous
humor visualized in real time using live-animal OCT imaging in mice
•
First study to show glaucoma drug affecting target tissue in real time
SC
SC
TM
TM
Rhopressa
TM
Treatment
Blue shading shows Schlemm’s Canal expanding due to enhanced fluid flow through TM
Li G. et al. Visualization of conventional outflow tissue responses to netarsudil in living mouse eyes.
Eur J Pharmacol. 2016 Apr 13. pii: S0014-2999(16)30206-0
79

Rhopressa
Causes Expansion of Human TM
Tissue, Opening Spaces for Increased Outflow
+ Rhopressa
Control
Dan Stamer (Duke), Haiyan Gong (Boston University)
TM: Trabecular Meshwork
SC: Schlemm’s Canal
Control = buffered saline solution
Increasing Trabecular Outflow, Reducing Fibrosis Could Stop
Degeneration of Outflow Tissues in Glaucoma
80
200um
•
Gong, H. et al., (2016 AGS Annual Meeting) “The Mechanisms of Increasing Outflow Facility by AR-13324M in Human Eyes”.
TM
TM

β β

Fibrosis markers
SMA
FSP1
Collagen 1A

β β

β

Rhopressa
Blocks TGF-beta-Induced Expression
of Fibrosis Proteins in Cultured Human TM Cells
Control
TGF
2 (8ng/ml)
TGF  2 (8 ng/ml) +
AR-13324* (500nM)
P. Vasantha Rao, Duke University
81
TGF-beta Levels are Elevated in the Aqueous Humor of
Patients with Glaucoma
TM
*
Active
ingredient
of
Rhopressa™;
TGF
2:
Transforming
growth
factor
2;
SMA:
Smooth
muscle
actin;
FSP1:
Fibroblast-specific
protein
1
•
Pattabiraman,
Padmanabhan
P.,
et.
Al.,
(2015
AOPT
Meeting)
“Effects
of
Rho
Kinase
inhibitor
AR-13324
on
actin
cytoskeleton
and
TGF
2
and
CTGF-
induced
fibrogenic
activity
in
Human
Trabecular
Meshwork
Cells”.

A
B
C
UV light
Legend:
Silicon Wafer
LOR-3A
SU-8
Scaffold
Crosslinked actin networks
ECM, plaque-like material
D
E
F
Primary HTM cells
Glaucoma-induction
G

Monitor
Syringe Pump
(media)
Syringe Pump
(drug)
P
Pressure Transducer
(0-300mmHg)
SU-8 scaffold
with cells
Filter holder
(25mm)
at constant temperature (34° C)

Evaluation of Steroid-induced Fibrosis in a 3D
Bioengineered Human Trabecular Meshwork
•
Glauconix proprietary technology allows multi-layer growth of human TM cells on scaffold to produce a 3D Bioengineered HTM (human trabecular meshwork)
•
3D HTM allows study drug effects on fluid dynamics across tissue
•
Provides tissue-based screening platform for drug development
Steroid Treatment of Patients with Uveitis Can Damage TM,
Cause Elevated IOP and Glaucoma
82

Normalized Fold Change
0
1
2
3
4
5
***
***
ns
***
ns
***
***
***
ns
**
ns
**
72 hrs
144 hrs
72 hrs
144 hrs
Fibronectin
Collagen IV
Control 72 hrs
PA 72 hrs
PA 72hrs + AR-13324 0hrs
Control 144 hrs
PA 144 hrs
PA 144hrs + AR-13324 72hrs

Rhopressa
Blocks
and
Reverses
Steroid-Induced
Expression of Fibrosis Proteins in Human TM Cells
•
Addition
of
Rhopressa
3 days
after
start
of
steroid
treatment
reverses
the steroid-induced pro-fibrotic changes
•
AR: AR-13324 (active ingredient of Rhopressa
); PA: Prednisolone Acetate
•
Kopczynski, C.C. et al., (2016 ARVO Annual Meeting) “Anti-fibrotic Effects of AR-13324 in a 3D Bioengineered Human Trabecular
Meshwork Model of Steroid-induced Glaucoma”.
Secreted Protein Expression
83
TM
TM
TM

abnormal pressure
inside eye
damage to optic nerve

Products in Development: Preclinical
•
Netarsudil* sustained-release implant for Glaucoma
•
Single injection to lower IOP for 3 –
6 months
•
Potential for increased efficacy, reduced ocular
side effects, neuroprotection
•
Addresses problem of patient adherence to daily drops
and gives control to the physician
•
AR-13154 implant for AMD, DR/DME
•
ROCK/PKC/PDGFR/JAK multi-kinase inhibitor
•
Addresses multiple drivers of disease -
fibrosis,
inflammation, vessel leakage and neovascularization
•
Efficacy demonstrated as monotherapy and
as adjunct to anti-VEGF therapy (preclinical)
•
Potential to improve long-term outcomes
84
* Active ingredient of Rhopressa
TM

AR-13154 is ROCK Inhibitor with Additional
Activity Against PKC, PDGFR and JAK Kinases
•
182 Aerie compounds
screened against 469
human kinases
•
AR-13154 identified as lead
compound to address:
•
Vascular dysfunction
ROCK, PKC, PDGFR
•
Fibrosis
ROCK, PKC, PDGFR
•
Inflammation
ROCK, JAK
Relationship tree of human kinases.  TK, TKL, STE, CK1, AGC, CAMK, CMGC, Other: Kinase superfamilies
ROCK

AR-13154 vs. Eylea® in Preclinical AMD
Model
86
Laser-induced
choroidal
neovascularization
(CNV) in rats
Compounds delivered
by intravitreal injection
AR-13154 Numerically More Effective than Eylea
®
in Rat Model of AMD
Data on file; Effectiveness of AR-13154 Monotherapy and Combination Therapy in Animal Models of Wet Age-related Macular
Degeneration and Proliferative Diabetic Retinopathy. Cheng-Wen Lin, Jill M. Sturdivant, Mitchell A. deLong and Casey C. Kopczynski
20000
30000
40000
50000
60000
70000
80000
90000
100000
110000
Saline
n=49
0.06 ug/mL
AR-13154
n=28
0.6 ug/mL
AR-13154
n=25
6 ug/mL
AR-13154
n=25
800 ug/mL
Eylea
n=20
Total CNV Lesion Area (Day 21)
*
p<0.05 vs. Saline
**
p<0.001
®
**
*

Normoxia
Vaso-obliteration
Neovascularization
Regression
P0
P7
P12
P17
P25
Room Air
75% Oxygen
Room Air
Vessel Loss
Proliferation
NV Regression

Percent of Control (+SEM)

Topical AR-13154(S) Provides Additive
Efficacy to
Eylea
®
in Proliferative Diabetic Retinopathy Model
87
Oxygen-induced
retinopathy model of
PDR (mouse)
0.06% AR-13154(S)
delivered topically
from P12 to P17
Eylea
®
delivered IP
Confirms AR-13154(S)
potential as
monotherapy and as
adjunct to anti-VEGF
therapies
Data on file; Effectiveness of AR-13154 Monotherapy and Combination Therapy in Animal Models of Wet Age-related Macular
Degeneration and Proliferative Diabetic Retinopathy. Cheng-Wen Lin, Jill M. Sturdivant, Mitchell A. deLong and Casey C. Kopczynski
0%
20%
40%
60%
80%
100%
120%
Vehicle Control
(n=55)
AR-13154(S)
topical
(n=28)
Eylea
1mg/kg IP (n=26)
AR-13154(S) +
Eylea (n=18)
Total Neovascular
Area
-37%
-34%
-57%
**
***
***
***

AR-13154 Efficacy Driven Primarily by ROCK,
PKC Inhibition in Retina
88
Retinal tissue
harvested from OIR
mouse model
AR-13154 effectively
converted to active
metabolite by
esterases
Active metabolite
keeps ROCK, PKC
activity, loses
PDGFR, JAK activity
Data on file; Effectiveness of AR-13154 Monotherapy and Combination Therapy in Animal Models of Wet Age-related Macular
Degeneration and Proliferative Diabetic Retinopathy. Cheng-Wen Lin, Jill M. Sturdivant, Mitchell A. deLong and Casey C. Kopczynski
Retinal
Esterases
X
ROCK  JAK
PKC PDGFR
AR-13154
Active
Inactive
ROCK
PKC
•
•
•

Preclinical Programs: Next Steps
•
For both netarsudil* & AR-13154:
–
Pair with sustained delivery system
Evaluating multiple technologies
Bioerodable implant
Targeting injection every 3-6 months
–
Establish long-term efficacy, PK in preclinical models
–
Initiate IND-enabling toxicology, CMC
•
Create next-generation netarsudil
89
* Active ingredient of Rhopressa™
•
•
•

Global Strategy Craig Skenes VP Business Development 90

European Strategy
•
Aerie will complete the remaining development activities for
Rhopressa
and
Roclatan
•
Continue to engage with European authorities about regulatory requirements for both products
•
Addition of Rocket 4 (Rhopressa
) in the US and Mercury 3
(Roclatan
) in EU to other US registration trials is expected to be
sufficient for approval
•
Plan to file Marketing Authorisation Application (MAA) for
Rhopressa
approximately mid-2017
•
Targeting completion of European commercialization strategy by
YE16
91
™
™
™
™
™

Japan Strategy
•
Aerie has adequate resources to complete the remaining
development activities for Rhopressa
and Roclatan
•
Ongoing discussions with PMDA for Rhopressa
and Roclatan
•
Evaluating requirements for marketing approval of Rhopressa
•
Clinical studies in Japan will be required
•
Plan to finalize clinical strategy with PMDA by Q1’17
•
Dialogue also ongoing with potential partners for development and commercialization of our products in Japan and Asia
•
Will advance the development of our products while partnering discussions continue
•
No requirement to complete transaction prior to receiving approval in
Japan
92
TM
TM
TM
TM
TM

Discussion Q & A 93

Financial Summary Richard Rubino CFO 94

Financial Summary
•
Cash Balance as of June 30, 2016 = $112M
•
26.6M shares outstanding
•
Expected Cash Balance as of September 30, 2016 of ~$250M
•
~33M shares outstanding
•
Expected Cash Balance as of December 31, 2016 of ~$230M
•
Updated Full-Year 2016 Cash Burn Guidance of ~$85M
•
Use of Proceeds from Recent Financings
•
General Corporate Purposes and Working Capital Requirements
•
Complete Funding of Rhopressa
Commercialization Costs
•
Execution of Clinical Trials for Japan
•
Commencement of Construction of a Manufacturing Plant in Ireland
95
TM

Thank You 96